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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 15, 2002
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                              RAILWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       0-24639                 58-2382378
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(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)             Identification)


             6225 SMITH AVENUE, SUITE 200, BALTIMORE, MARYLAND 21209
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (410) 580-6000
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                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS

         On March 15, 2002, RailWorks Corporation (the "Company") filed a Plan of Reorganization (the "Plan") in the U.S. Bankruptcy Court for the District of Maryland in Baltimore for itself and its 22 U.S. debtor subsidiaries.

         The filing of the Plan has been approved by the Company's secured lenders and primary surety. The Plan contemplates full repayment of debtor-in-possession or DIP claims, satisfaction of secured claims held by certain of the Company's pre-petition secured lenders through the issuance of a new secured note, and satisfaction of the balance of claims held by the Company's pre-petition secured lenders through the conversion of such claims into substantially all of the equity of the reorganized company.

         The Plan provides that holders of the Company's $175,000,000 11 1/2% Senior Subordinated Notes due in 2009 and unsecured creditors will receive 3% of the stock of the reorganized company and that the interests of the equity holders of the Company will be eliminated.

         The Company also announced that it has filed a motion requesting bankruptcy court approval to file its Disclosure Statement providing details of the Plan by April 2, 2002. Confirmation of the Plan, which remains subject to supplementation, modification and amendment, also remains subject to bankruptcy court approval and certain other conditions.

         Statements in this report regarding RailWorks' beliefs, intentions, expectations, plans or estimates (or similar expressions) constitute forward-looking statements for the purpose of the safe harbor provided by
Section 21E of the Securities Exchange Act of 1934. These statements are subject to risks and uncertainties that could cause actual results to differ materially. Factors which could affect RailWorks' actual results include, without limitation, the delays or the inability to complete the Company's plan of reorganization, the availability and terms of capital in light of recent losses, cash flow shortfalls and the Company's chapter 11 bankruptcy filing, adverse actions which may be taken by creditors and the outcome of various bankruptcy proceedings, general economic conditions, competitive factors, seasonality of RailWorks' business, timing and integration of future acquisitions, dependence on public sector contracts and funding, exposure to fixed price contracts, labor relations, regulatory changes in
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the rail and transit industries, cyclical nature of the rail industry and commercial construction, availability and terms of financing for RailWorks' business, RailWorks' ability to meet obligations under debt instruments and changes in the laws that impact the way in which RailWorks conducts its business. Management believes these statements, which are based on currently available information, are reasonable; however, undue reliance should not be placed on these statements.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2002


                                                   RAILWORKS CORPORATION
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                                                        (Registrant)



                                         By: /s/ John Kennedy
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                                             John Kennedy
                                             Chief Executive Officer